Tesoro Petroleum Corporation

Acquisition of BP Refining and Marketing Operations

Tuesday, July 17, 2001

Bruce Smith
Chairman, President & C.E.O.

TESORO

Forward-Looking
STATEMENTS

Except for historical and present factual information, the information in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and include statements which are or may contain: (a) projections of revenues, earnings, earnings per share, capital expenditures, cash flows or other financial items; (b) statements of plans, goals and objectives for future operations; (c) statements of future economic performance; or (d) statements of assumptions or estimates underlying or supporting the foregoing. These forward-looking statements are subject to a wide range of business risks, uncertainties and changes in circumstances that may cause actual results to differ materially, including, but not limited to, changes in general economic conditions, changes in demand for, availability of and costs of crude oil, other refinery feedstocks and refined products, changes in the Company's inventory levels, changes in or in the interpretation of governmental laws and regulations, changes in the cost or availability of third-party vessels, pipelines or other means of transporting feedstocks or products, disruptions due to equipment interruption or failure at Company or third-party facilities, changes in fuel and utility costs for the Company's facilities, execution of planned capital projects, results of management's evaluation of the Company's cost structure, adverse changes in the credit ratings assigned to the Company's trade credit and debt instruments, actions of customers or competitors, weather conditions, earthquakes or other natural disasters, and other factors beyond the Company's control. Actual results and outcomes often differ from expectations. For more information with respect to the foregoing, see the Company's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which the Company becomes aware of, after the date hereof.

TESORO

Tesoro Petroleum

TRANSACTION SUMMARY

- Acquisition of BP refining, marketing and distribution assets principally located in Utah and North Dakota
- Cash purchase for $677 million, excluding working capital (average $100 million)
- Purchase to be financed with debt
- Closing expected in the fourth quarter
- Transaction immediately accretive to earnings and cash flow

TESORO

Tesoro Petroleum

STRATEGIC RATIONALE

- Meets our stated goal of growth through strategic, synergistic, accretive acquisitions
- Integrated refining and marketing business units increase size and scope of operations
  - 5 refineries with 390,000 bpd capacity
  - More than doubles branded retail system to over 600 sites
  - Adds significant terminalling and pipeline infrastructure
- Experienced at improving profitability in niche seasonal markets (e.g. Alaska & Hawaii)
- Geographic business & earning diversity
  - Salt Lake City is within our core Western commercial and retail marketing area
  - Mandan straddles our targeted marketing area, and diversifies commercial marketing into a new geographical market

TESORO

Tesoro Petroleum

STRATEGIC RATIONALE (CONTINUED)

- Synergistic to Mirastar program
- Units have outstanding health, safety & environmental records
- Experienced and dedicated work force
- BP best practices and philosophies will be added to Tesoro's cultural development
- Platform for additional growth

Tesoro Petroleum

SALT LAKE CITY


Pasco
Boise
Pocatello
Burley
Salt Lake City

Assets Included

Refinery

- Capacity: 55,000 bpd
- Complexity 5.3

PRIMARY UNIT	CAPACITY (bpd)
Crude Unit	55,000
Cat Cracker	20,500
Reformer	11,600
Alkylation	6,000

CRUDE SLATE	BPD (3-YR AVG.)
Local Rocky Mountain	30,300
Canadian	16,500
TOTAL	46,800

PRODUCT	YIELD (3-YEAR AVG.)
Gasoline	59%
Jet	15%
Diesel	24%
Other	4%

TERMINAL LOCATION	CAPACITY (bbls)
Salt Lake City, UT (includes refinery)	2,082,000
Boise, ID	252,000
Burley, ID	133,000
Pocatello, ID*	4,000
Pasco, WA*	6,000

* THROUGHPUT AT LEASED FACILITY(BPD)

Tesoro Petroleum

SALT LAKE CITY

Assets Included (continued)

Retail

- 33 Amoco branded CoOps
  - C-Stores
  - Average 100,000 gallons/month
- 207 Amoco branded Jobber Sites
  - Average 74,000 gallons/month


Pasco
240
Boise
Pocatello
Burley
Salt Lake City

art is representative

TESORO

Tesoro Petroleum

NORTH DAKOTA

Assets Included

Refinery

- **Capacity: 60,000 bpd**
- **Complexity 6.1**


Jamestown
Moorhead
Mandan
Sauk Ctr.
Twin Cities

PRIMARY UNIT	CAPACITY (bpd)
Crude Unit	60,000
Fluid Cat Cracker	26,000
Reformer	12,100
Alkylation	4,400
Isomerization	5,000
Distillate Desulfurization	12,000

CRUDE SLATE	BPD (3-YR AVG.)
Local	51,000
Canadian	1,000
TOTAL	52,000

PRODUCT	YIELD (3-YEAR AVG.)
Gasoline	59%
Jet	7%
Distillate	30%
Other	4%

TERMINAL LOCATION	CAPACITY (bbls)
Mandan, ND (includes refinery)	1,600,000
Jamestown, ND	120,000
Moorhead, MN	465,000
Sauk Center, MN	115,000
Twin Cities, MN	530,000

Pipelines

- **Crude gathering and trunk lines serving the Mandan refinery and 3rd parties**
- **Product pipeline connecting Mandan to Twin Cities**

Tesoro Petroleum

NORTH DAKOTA

Assets Included (continued)

Retail

- 12 Amoco branded company-owned
  - C-Stores
  - Average 110,000 gallons/month
- 85 Amoco branded Jobber Sites
  - Average 92,000 gallons/month


97
Jamestown
Moorhead
Mandan
Sauk Ctr.
Twin Cities

art is representative

Tesoro Petroleum

TRANSACTION IMPACT

	BEFORE	AFTER
Refineries	3	5
Capacity (bpd)	275,000	390,000
Pipelines (miles)	90	1,240
Terminals	31	39
Retail (# of branded stations)	≈300	>600
Employees	2,325	>3,000

TESORO

Tesoro-Post Acquisition



Anacortes
39
Pasco
10
17
240
Boise
Pocatello
Burley
21
7
Salt Lake City
1
Jamestown
Moorhead
Mandan
97
2
Sauk Ctr.
Twin Cities
7
5
6
5
6
135
Kenai
Kapolei
37
Refinery
Terminal
Crude Pipeline
Product Pipeline
3rd Party Pipeline
Retail Station
art is representative

VALUE CREATION CYCLE

Salt Lake City / Mandan / Logistics Acquisitions

Improve Financial Performance

Value Creation Cycle

IMPROVE FINANCIAL PERFORMANCE

- **Potential to enhance profitability with high-return projects at both refineries**
- **Integration with retail and commercial marketing**
- **Immediate information system integration**
  - **BP employees trained on earlier version of SAP**

TESORO

Tesoro Petroleum

ATTRACTIVE VALUATION

$ millions

Total Enterprise Value (NAV)	**$ 777**
Less: Non-Refining Assets	**175**
Refining Value	**$ 602**
Mid-Cycle Refining EBITDA	**$ 120**
Implied Multiple	**5.0x**

TESORO

Tesoro Petroleum

FINANCIAL ASSUMPTIONS

MANUFACTURING CAPITAL REQUIREMENTS – MANDAN / SLC

$ millions

	2002	2003	2004-2005
CLEAN FUELS			
Mandan	$ 5	9	62
Salt Lake City	5	2	41
OTHER	6	6	12
TOTAL	$ 16	17	115

FINANCIAL ASSUMPTIONS - COMBINED SYSTEM

$ millions

	2002
Assumed Throughput	365,000 – 370,000 bpd
Cash Operating Expense	$600
DDA	$100
G&A	$45
Interest	9% Assumed
Tax Rate	40%

TESORO

FINANCIAL IMPACT

- **Estimated initial financial ratios**
  - **Total debt of about $1.2 billion**
  - **62% debt-to-capital**
  - **3.0x EBIT Interest Coverage**
  - **3.8x EBITDA Interest Coverage**
- **Immediately accretive**
- **Mid-cycle margins are 40% accretive to 2002 street estimate of $1.35**

TESORO